Semi
Annual
Report

                                                                April 30, 1997

Franklin Value Investors Trust

  Franklin Balance Sheet Investment Fund
  Franklin MicroCap Value Fund
  Franklin Value Fund

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                              CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------



PICTURE OMITTED




William J. Lippman
President
Franklin Value Invstors Trust


LETTER TO SHAREHOLDERS

Dear Shareholder:

It is a pleasure to bring you the Franklin Value Investors Trust's semi-annual report for the period ended April 30, 1997.

The big news over the last six months was the large flow of capital into equity securities. In fact, the Dow Jones(R) Industrial Average (the Dow) set a number of records, including closing above the 7000-point mark for the first time on February 13, 1997. And while economic growth was relatively moderate (estimated first quarter 1997 GDP was an annualized rate of 5.6%), the stock market's meteoric rise prompted some degree of caution on the part of the Federal Reserve Board. The chief topic on Wall Street was whether the Federal Open Market Committee would increase the federal funds rate.

Investor concern about market volatility and questions about its long-term direction prompts us to comment on the importance of investing in value. As the name indicates, the Franklin Value Investors Trust seeks companies that we view as bargains which can come in a variety of styles and sizes. Some are so obscure and small as to be off the radar screen from most market analysts. Others are well-known, large cap stocks experiencing dramatic drops, often due only to one bad quarter. These are what we call "fallen angels." Some value stocks trade at extraordinarily low prices relative to visible net assets; in many cases it is possible to buy a healthy company at or below such value and pay almost nothing for hard assets like land, minerals, and timber, whose potential sales value is unknown but obviously substantial.


CONTENTS

Letter to Shareholders               1

Fund Reports
 Franklin Balance Sheet
Investment Fund                      4

 Franklin MicroCap
Value Fund                           8

 Franklin Value Fund                12

Financial Statements                19

Notes to Financial
Statements                          38



"Frequently, the
stocks we perceive
as bargains have
a cloud hanging
over them."


Other stocks can be purchased at surprisingly low prices relative to earnings or cash flows. Frequently, the stocks we perceive as bargains have a cloud hanging over them. It could be an out-of-favor company or industry, an ineffectual management team, or a passive board of directors. Our job is to work at determining whether the problem is correctable.

At times, companies of interest to us are in a turnaround mode and trading at prices that say more about the emotions of the seller than about what we are buying. Turnarounds do not proceed on schedule, and we frequently must conclude that we are early. Our attention to the balance sheet and cash flow of a business buys us time to wait out our disappointments.

The only identifiable catalyst we need is the mispricing of assets or cash flow. We look for gains to come in one of three ways. First, the market's appraisal of the firm may change. The stock will be bid up to levels we think appropriate, and we exit. Second, the value disparity stays the same or increases, and a competitor or other strategic buyer launches a takeover bid which, again, drives up the price. Third, nothing changes except that the intrinsic value increases over time. If that happens, we will stay with a strong balance sheet indefinitely, since we can't predict when lightning will strike. We can also be wrong, of course, and end up with a loss. Obviously, there are no guarantees.

The Franklin Value Investors Trust is organized into three portfolios, each managed in the same spirit but with differing focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: careful investment selection and constant professional supervision.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,



William J. Lippman
President
Franklin Value Investors Trust


FRANKLIN BALANCE
SHEET INVESTMENT FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Seeks high total return as well as capital appreciation by investing primarily in securities that we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its objective.
--------------------------------------------------------------------------------

The largest and oldest fund in the Trust is the Franklin Balance Sheet Investment Fund. We search for securities of companies (any size) selling at a discount to tangible book value -- an investment strategy that we feel is unique among fund investors, especially as we apply it. Basically, we cull accounting constructs like goodwill and deferred charges from the asset side, write down other assets to "hard value" and adjust liabilities upward where appropriate, hoping to reflect their full lien on the remaining hard assets. When we can buy a going concern at a discount to the net equity thus derived, we feel we have set the bar where it can't trip us.

During the six months ended April 30, 1997, cash flow into the fund was steady, totaling $128.8 million. Size is an important issue. Our results, over time, must derive from the market's inefficiencies. The total value of the world's stock markets is expanding and, although there is more small investor participation than before, aggregating vehicles like mutual funds are the way small investors play. Big funds need big stocks to maneuver for liquidity purposes. Small stocks carry an increasing illiquidity discount that contributes to the value margin we seek. In order that we don't outgrow our opportunities, the fund is currently open only to retirement accounts and existing shareholders.

Insurance remains our largest industry weighting in the portfolio. At the end of the reporting period, life insurance comprised 12.6% of the fund's total net assets, up from 12.5% on October 31, 1996. Property/casualty insurance also increased, rising from 10.8% to 11.7% on April 30, 1997. Additionally, we added to our holdings in the retail, steel, homebuilding, and transportation sectors. The banks and thrifts sector, however, continues to decline in importance for us (down from 7.7% to 4.2% at the end of the period) as bargains in this area are harder to find.

Over the reporting period, several of the portfolio's positions reached what we consider our price targets and we sold them for impressive gains. Among the most notable of these were Allmerica Financial Corp. (+56% gain on cost), LaSalle Re Holdings Ltd. (+47%), Niagara Mohawk Power Corp. (+47%), and Progressive Bank, Inc. (+111%). Additionally, takeovers during the reporting period boosted the value of two of our holdings. Medex, Inc. and Super Food Services, Inc. experienced +111% and +50% gains on cost, respectively.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


  Franklin Balance
  Sheet Investment Fund
  Top 10 Holdings on April 30, 1997
  Based on Total Net Assets

  Company                               % of Total
  INDUSTRY                              Net Assets
--------------------------------------------------------------------------------

  USLIFE Corp.                            3.32%
  INSURANCE -- LIFE/SPECIALTY

  American National
  Insurance Company                       3.24%
  INSURANCE -- LIFE/SPECIALTY

  Total Petroleum
  (North America), Ltd.                   2.28%
  NATURAL RESOURCES

  U.S. Home Corp.                         2.19%
  FURNITURE & HOMEBUILDERS

  Aztar Corp.                             1.83%
  MISCELLANEOUS

  Presidential Life Corp.                 1.74%
  INSURANCE -- LIFE/SPECIALTY

  Scor SA                                 1.73%
  INSURANCE -- PROPERTY/CASUALTY

  Overseas Shipholding
  Group, Inc.                             1.54%
  TRANSPORTATION

  LTV Corp.                               1.52%
  MANUFACTURING

  Transitional Hospitals Corp.            1.50%
  HOSPITALS


For a complete list of portfolio holdings, please see page 19 of this report.

PERFORMANCE SUMMARY

The Franklin Balance Sheet Investment Fund's share price, as measured by net asset value, increased 8 cents, from $29.15 on October 31, 1996, to $29.23 on April 30, 1997.

For the six-month period, your fund paid distributions totaling 21.8 cents ($0.218) per share in income dividends and $2.355 in capital gains, of which
92.16 cents ($0.9216) represented short-term gains and $1.4334 represented long-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The fund posted a cumulative total return of +9.48% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the sales charge. Past performance is not predictive of future results.


Franklin Balance Sheet Investment Fund
Periods ended April 30, 1997

                                                                     Since
                                                                    Inception
                                      1-Year        5-Year          (4/2/90)
--------------------------------------------------------------------------------
  Cumulative Total Return1            13.67%        130.54%          179.25%
  Average Annual Total Return2        11.97%         17.82%           15.37%
  Value of a $10,000 Investment3     $11,197       $22,703          $27,503

                  4/30/93   4/30/94   4/30/95       4/30/96          4/30/97
--------------------------------------------------------------------------------
  Total Return4    22.00%    17.85%   15.70%         21.92%           13.67%


1. Cumulative total return measures the change in value of an investment the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 1.50% initial sales charge.

3. The value of a $10,000 investment is based on a hypothetical $10,000 investment in the fund over the specified periods and includes the initial sales charge.

4. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN MICROCAP VALUE FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Seeks high total return as well as capital appreciation by investing primarily in securities of companies with market capitalizations under $100 million at the time of purchase, and which we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its objective.
--------------------------------------------------------------------------------

The Franklin MicroCap Value Fund, which we sometimes refer to as "Son of Balance Sheet," started in late 1995 when the Franklin Balance Sheet Investment Fund partially closed to new investors. We manage it in the same manner as Balance Sheet, except that -- for this fund -- we buy only companies whose market capitalization is less than $100 million, and we do not buy closed-end funds as we do in Balance Sheet.

Because of its microfocus, the Trustees determined at inception that the fund would close to all but retirement accounts and existing shareholders once assets reached $100 million, which they did in July 1996. Total net assets stood at $134.2 million on April 30, 1997, and the Franklin MicroCap Value Fund was fully invested at the end of the reporting period.

The closure provision was intended to keep the fund from outgrowing the market segment we want to exploit. We anticipated that the rapid flow of cash into the fund could hamper our ability to invest fast enough without compromising our investment strategy. Price is the bedrock criterion for our purchase and sale decisions, and unless we are able to be patient buyers and sellers of these often thinly-traded, small securities, we will not capture the opportunities offered by this poorly mapped corner of the investment universe.

We buy companies under very conservative valuation assumptions. It is our conviction that a going concern is likely to be worth more than the liquidation value of its parts. While we cannot be sure what liquidation will bring, we can make reasoned estimates. If our bias is conservative, any surprises that come about stand to be more positive than negative.

Over the reporting period, we sold a number of positions at considerable gains on cost. Among these were Affiliated Community Bancorp (+52% gain on cost), American Woodmark Corp. (+115%), Bel Fuse, Inc. (+51%), Dynamics Corp. (+38%), People's Savings Financial Corp. (+53%), and Seaway Food Town, Inc. (+60%).

Cash flow into the fund over the six months totaled $12.2 million. We directed the funds to new and existing investments in sectors such as environmental control, furniture & homebuilders, insurance (property/casualty), retailing, technology, and textiles & apparel.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


  Franklin MicroCap
  Value Fund
  Top 10 Holdings on April 30, 1997
  Based on Total Net Assets

  Company                                     % of Total
  INDUSTRY                                    Net Assets
--------------------------------------------------------------------------------

  Farm Family Holdings, Inc.                    3.02%
  INSURANCE -- PROPERTY/CASUALTY

  Binks Manufacturing Co.                       2.30%
  MANUFACTURING

  Moore Products Co.                            2.08%
  MANUFACTURING

  Oriole Homes Corp.                            2.08%
  FURNITURE & HOMEBUILDERS

  GA Financial, Inc.                            1.96%
  BANKS & THRIFTS

  Hi-Lo Automotive, Inc.                        1.81%
  RETAIL

  American Pacific Corp.                        1.79%
  MANUFACTURING

  Anuhco, Inc.                                  1.75%
  TRANSPORTATION

  ACMAT Corp.                                   1.75%
  INSURANCE -- PROPERTY/CASUALTY

  Garan, Inc.                                   1.68%
  TEXTILE & APPAREL


For a complete list of portfolio holdings, please see page 25 of this report.

PERFORMANCE SUMMARY

The Franklin MicroCap Value Fund's share price, as measured by net asset value, increased 39 cents, from $18.44 on Octo- ber 31, 1996, to $18.83 on April 30, 1997.

For the six-month period, your fund paid distributions totaling 6.7 cents ($0.067) per share in income dividends and 40.2 cents ($0.402) in short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The fund posted a cumulative total return of +4.69% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the sales charge. Past performance is not predictive of future results.


Franklin MicroCap Value Fund
Periods ended April 30, 1997

                                                           Since
                                                         Inception
                                        1-Year           (12/12/95)
--------------------------------------------------------------------------------
  Cumulative Total Return1               9.56%             29.52%
  Average Annual Total Return2           4.65%             16.61%
  Value of a $10,000 Investment3       $10,956            $12,952


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.

3. The value of a $10,000 investment is based on a hypothetical $10,000 investment in the fund over the specified periods and includes the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


FRANKLIN VALUE FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Seeks long-term total return by investing in the securities of companies that we believe are undervalued. The fund will seek income when deemed consistent with its objective.
--------------------------------------------------------------------------------

Although this report covers the six months ended April 30, 1997, it also marks the end of the first full year of operation for the Franklin Value Fund. As shown in the Performance Summary on page 14, the fund's Class I shares registered a total return of +12.74% for the six months and +21.51% for the year ended April 30, 1997. By comparison, the unmanaged Russell 1000 Value Index -- the fund's benchmark -- returned 13.16% and 22.56% for the same periods.*

We started the Franklin Value Fund in 1996 to take advantage of clear value opportunities that didn't fit the tangible book value requirements of the Trust's other two portfolios. This is not to say that we don't follow a value investing philosophy for the fund -- we do. But definitions of what constitutes value vary widely. Some investors argue for a low price relative to tangible book value; others focus on earnings or cash flow ratios. Some seek understated assets such as land, or intangibles, such as patents or distribution systems. Another value approach concentrates on "fallen angels" -- former growth companies that stumbled and suffered sharp price declines, but still have significant potential.


*The Russell 1000 Value Index is an unmanaged index comprised of the 1,000 largest U.S. companies, ranked by market capitalization.

We seek investments that meet any of those definitions, plus others that seem sensible. The result is an eclectic collection of value stocks that, in our opinion, meet one or more of the value definitions. The common denominator in almost all cases is an enterprise currently out of favor. Profiting from this approach generally requires a high degree of patience. One can never tell when or if a buyout will occur, a company's fundamentals will improve, or investors will once again love a company previously scorned.

During the six-month reporting period, one of our holdings -- USLIFE Corp. -- announced it would be acquired by American General Corp. We sold our position just prior to the close of the merger for a 65% gain on our cost -- a strong gain considering we held it for a relatively short period of time. Other successful sales during the period included Niagara Mohawk Power Corp. (+44% gain on cost), Watkins-Johnson Co. (+42%), and Dura Automotive Systems, Inc. (+69%).

Although stock market valuations are considered high by most historical standards and increased volatility is likely, we are confident that our value approach has the potential to serve our shareholders well. In fact, increased volatility in the market is often welcomed by patient value investors for the attractive buying opportunities it can provide.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


  Franklin Value Fund
  Top 10 Holdings on April 30, 1997
  Based on Total Net Assets

  Company                               % of Total
  INDUSTRY                              Net Assets
--------------------------------------------------------------------------------

  Guaranty National Corp.                 3.15%
  INSURANCE -- PROPERTY/CASUALTY

  Morgan Products Ltd.                    2.67%
  BUILDERS & BUILDING PRODUCTS

  Fritz Companies, Inc.                   2.37%
  TRANSPORTATION

  Commonwealth
  Industries, Inc                         2.35%
  STEEL & BASE METALS

  Durco International, Inc.               2.33%
  MANUFACTURING

  United Industrial Corp.                 2.29%
  MANUFACTURING

  D.R. Horton, Inc.                       2.20%
  BUILDERS & BUILDING PRODUCTS

  Ennis Business Forms                    2.18%
  BUSINESS PRODUCTS & SERVICES

  Schweitzer-Manduit
  International, Inc.                     2.16%
  MANUFACTURING

  JLG Industries, Inc.                    2.03%
  MANUFACTURING


For a complete list of portfolio holdings, please see page 30 of this report.

PERFORMANCE SUMMARY -- CLASS I

The Franklin Value Fund's Class I share price, as measured by net asset value, increased $1.74, from $17.15 on October 31, 1996, to $18.89 on April 30, 1997.

For the six-month period, your fund paid distributions totaling 5.75 cents ($0.0575) per share in income dividends and 36.92 cents ($0.3692) in short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The fund posted a cumulative total return of +12.74% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. Past performance is not predictive of future results.


Franklin Value Fund -- Class I
Periods ended April 30, 1997

                                                     Since
                                                    Inception
                                      1-Year        (3/11/96)
--------------------------------------------------------------------------------

  Cumulative Total Return1            21.51%         29.29%
  Average Annual Total Return2        16.06%         20.37%
  Value of a $10,000 Investment3     $11,606        $12,345

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.

3. The value of a $10,000 investment is based on a hypothetical $10,000 investment in the fund over the specified periods and includes the initial sales charge. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

PERFORMANCE SUMMARY -- CLASS II

The Franklin Value Fund's Class II share price, as measured by net asset value, increased $1.72, from $17.14 on October 31, 1996, to $18.86 on April 30, 1997.

For the six-month period, your fund paid 36.92 cents ($0.3692) in short-term capital gains distributions. No dividend income distributions were made during the reporting period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The fund posted a cumulative total return of +12.28% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value, assuming reinvestment of dividends and capital gains, and does not include sales charges. Past performance is not predictive of future results.


Franklin Value Fund -- Class II
Periods ended April 30, 1997

                                        Since
                                      Inception
                                      (9/3/96)
--------------------------------------------------------------------------------
  Cumulative Total Return1             17.98%
  Aggregate Total Return2              15.84%

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment since inception and includes the maximum 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


PERFORMANCE SUMMARY --
ADVISOR CLASS

The Franklin Value Fund's Advisor Class share price, as measured by net asset value, increased 14 cents, from $18.75 at inception on January 2, 1997, to $18.89 on April 30, 1997.

For the abbreviated  four-month period,  your fund paid  distributions  totaling
4.47 cents ($0.0447) per share in income dividends. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

  Franklin Value Fund -- Advisor Class
  Period ended April 30, 1997

                                        Since
                                      Inception
                                      (1/2/97)
--------------------------------------------------------------------------------

  Aggregate Total Return                0.97%

Aggregate total return measures the change in value of an investment over the period indicated.

Total return calculations assume reinvestment of dividends at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN VALUE INVESTORS TRUST

Statement  of  Investments  in  Securities  and  Net  Assets,   April  30,  1997
(unaudited)

                                                                     VALUE
 SHARES     Franklin Balance Sheet Investment Fund                  (NOTE1)
--------------------------------------------------------------------------------
             Common Stocks  82.5%
             Closed-End Funds  6.2%
  200,000    Central European Equity Fund                         $ 4,475,000
  160,000    Convertible Holdings, Inc.                             2,400,000
  200,000    Emerging Markets Infrastructure Fund, Inc.             2,400,000
  300,000   aGlobal Health Sciences Fund                            4,500,000
  225,000    Growth Fund of Spain, Inc.                             2,925,000
  150,000    H & Q Healthcare Investors                             2,156,250
  135,000    Irish Investment Fund, Inc.                            2,008,125
  300,000    John Hancock Bank and Thrift Opportunity Fund          9,450,000
  103,900    Latin America Investment Fund, Inc.                    1,831,238
  225,000    Liberty All Star Growth Fund                           2,221,875
  200,000    Mexico Fund                                            3,175,000
  123,800    Morgan Grenfell Smallcap Fund, Inc.                    1,160,625
   60,000    Petroleum & Resources Corp.                            2,025,000
   52,500    Royce Value Trust                                        623,438
  250,000    Scudder New Europe Fund, Inc.                          3,750,000
   44,800    Southeastern Thrift & Bank Fund, Inc.                    719,600
   90,000    The Inefficient Market Fund, Inc.                      1,012,500
  100,000    The Swiss Helvetia Fund                                2,175,000
    4,000    Worldwide Value Fund, Inc.                                93,500
                                                                   ----------
                                                                   49,102,151
                                                                   ----------
             Banks & Thrifts  4.2%
   30,000    Ameriana Bancorp, Inc.                                   472,500
  555,150   aBank Plus Corp.                                        5,482,106
   63,000    California State Bank                                  1,374,188
   70,000   aCalumet Bancorp, Inc.                                  2,467,500
   10,000   aDime Community Bancorp, Inc.                             176,875
    2,400    Farmers & Merchants Bank of Long Beach                 5,016,000
  144,500   dFidelity Bancorp, Inc.                                 2,709,375
   93,000    Fidelity Financial of Ohio, Inc.                       1,232,250
  300,000    First Defiance Financial Corp.                         3,825,000
   24,000 a,dFirst Financial Bancorp, Inc.                            384,000
       87    First National Bank of Anchorage                         155,730
   30,275    First Shenango Bancorp, Inc.                             737,953
  232,000    GA Financial, Inc.                                     3,654,000
   10,000   aProvident Financial Holdings, Inc.                       152,500
   88,000   aQuaker City Bancorp, Inc.                              1,584,000
    5,400   aScottdale Savings & Trust/PA                           1,566,000
   45,000    Standard Financial, Inc.                               1,029,375
   69,000    Westco Bancorp, Inc.                                   1,561,125
                                                                   ----------
                                                                   33,580,477
                                                                   ----------
             Environmental Control  0.3%
  260,000   dEcology and Environment, Inc., Class A                 2,015,000
   23,000   aEmcon, Inc.                                               71,875
                                                                   ----------
                                                                    2,086,875
                                                                   ----------
             Food  2.1%
  117,900    Genesee Corp., Class B                               $ 4,745,475
  606,900   dNash Finch Co.                                        10,696,613
  110,400    Orange-co., Inc.                                         841,800
                                                                   ----------
                                                                   16,283,888
                                                                   ----------
             Furniture & Homebuilders  6.6%
   18,300    Allen Organ Co., Class B                                 727,425
  164,000   aAmeriwood Industries International Corp.               1,260,750
  110,800   aBaldwin Piano & Organ Co.                              1,481,950
  275,800   aBeazer Homes USA, Inc.                                 3,826,725
  840,000   aCastle & Cooke, Inc.                                  11,550,000
    5,500   aM/I Schottenstein Homes, Inc.                             57,063
  192,000   dPulaski Furniture Corp.                                3,072,000
   23,000   aRiver Oaks Furniture, Inc.                                46,000
  774,700    Ryland Group, Inc.                                     9,005,888
   93,000   aSchuler Homes, Inc.                                      523,125
  388,900    Standard-Pacific Corp.                                 3,111,200
  700,800 a,dU.S. Home Corp.                                       17,257,200
                                                                   ----------
                                                                   51,919,326
                                                                   ----------
             Hospitals  1.5%
1,184,200   aTransitional Hospitals Corp.                          11,842,000
                                                                   ----------
             Insurance - Life & Specialty  12.6%
  329,900    American National Insurance Co.                       25,567,250
   89,400    AmerUs Life Holdings, Inc., Class A                    2,056,200
  442,000    FBL Financial Group, Inc., Class A                    11,105,250
  100,000    Guarantee Life Companies, Inc.                         1,887,500
      800    Kansas City Life Insurance Co.                            55,300
   74,700   aNational Western Life Insurance Co., Class A           6,293,475
  955,000    Presidential Life Corp.                               13,728,125
  273,300   aTrigon Healthcare, Inc.                                5,192,700
  539,600    USLIFE Corp.                                          26,170,600
  255,800    Washington National Corp.                              7,290,300
                                                                   ----------
                                                                   99,346,700
                                                                   ----------
             Insurance - Property & Casualty  11.7%
  295,000 a,dACMAT Corp., Class A                                   4,609,375
   90,000    American Indemnity Financial Corp.                     1,080,000
   74,700    Amwest Insurance Group, Inc.                             933,750
  161,000    Argonaut Group, Inc.                                   4,628,750
   91,477    Baldwin & Lyons, Class B                               1,623,717
  225,000    Chartwell Re Corp.                                     5,737,500
  137,000   aFarm Family Holdings, Inc.                             3,270,875
  115,010    Financial Security Assurance Holdings Ltd.             3,723,449
  128,800    Lawyers Title Corp.                                    2,318,400
  257,100   dMerchants Group, Inc.                                  4,820,625
  272,000    Meridian Insurance Group, Inc.                         3,672,000
             Insurance - Property & Casualty (cont.)
   90,650   aProfessionals Insurance Company Management Group     $ 2,039,625
  425,700    PXRE Corp.                                            10,802,138
  400,000   aRisk Capital Holdings, Inc.                            7,600,000
  350,000   bScor (France)                                         13,669,065
  412,200    SCPIE Holdings, Inc.                                   8,192,475
  855,400    Sphere Drake Holdings, Ltd.                            7,805,525
  300,000    Stewart Information Services Corp.                     5,737,500
                                                                   ----------
                                                                   92,264,769
                                                                   ----------
             Manufacturing  7.9%
  131,100   aACX Technologies, Inc.                                 2,507,288
  421,100 a,dAmerican Pacific Corp.                                 2,842,425
  149,300    Binks Manufacturing Co.                                6,065,313
  675,500    Commonwealth Industries, Inc.                         11,652,375
   60,000    Dynamics Corporation of America                        2,647,500
   15,000    Espey Manufacturing & Electronics Corp.                  261,563
  424,100   dGreen (A.P.) Industries, Inc.                          3,392,800
  445,000   dInsteel Industries, Inc.                               3,393,125
  912,100    LTV Corp.                                             11,971,313
  429,000   aMatrix Service Co.                                     3,271,125
   44,800    Mine Safety Appliances Co.                             2,531,200
  250,000   dMonarch Machine Tool Co.                               1,937,500
   92,000   aOroamerica, Inc.                                         460,000
  483,000   dOshkosh Truck Corp., Class B                           5,131,875
  175,500   dPitt-Des Moines, Inc.                                  4,650,750
    5,000    Treadco, Inc.                                             42,500
                                                                   ----------
                                                                   62,758,652
                                                                   ----------
             Miscellaneous  3.2%
2,220,000   aAztar Corp.                                           14,430,000
   59,700   aCraig Corp.                                              985,050
  200,000    Lehman Brothers Holdings, Inc.                         6,775,000
   38,300    Noland Co.                                               794,725
  199,800   aVICORP Restaurants, Inc.                               2,297,700
                                                                   ----------
                                                                   25,282,475
                                                                   ----------
             Natural Resources   4.0%
  500,000 a,dCrown Central Petroleum, Class B                       5,875,000
  211,200   aDevcon International Corp.                             1,056,000
  104,500   dEnex Resources Corp.                                     992,750
      153    Kentucky River Coal Corp.                                437,198
  118,900    Rochester & Pittsburgh Coal Co.                        5,409,950
1,800,000    Total Petroleum (North America), Ltd.                 18,000,000
                                                                   ----------
                                                                   31,770,898
                                                                   ----------
             Real Estate  2.2%
   45,900   aEchelon International Corporation, Inc.                $ 866,363
  400,000    Price Enterprises, Inc.                                7,150,000
  336,000    The Rouse Co.                                          9,114,000
                                                                   ----------
                                                                   17,130,363
                                                                   ----------
             Retail  8.5%
  467,700 a,dButtrey Food and Drug Stores Co.                       3,683,138
  860,000    Cato Corp., Class A                                    3,977,500
   51,000    DEB Shops, Inc.                                          226,313
  199,500   aDesigns, Inc.                                            972,563
  201,100   aEvans, Inc.                                              175,963
  711,000   dFred's, Inc.                                           6,932,250
  737,500 a,dGood Guys!, Inc.                                       4,425,000
  397,700    Haverty Furniture Co., Inc.                            4,374,700
1,500,000   aHechinger Co., Class A                                 2,437,500
  257,900   aHi-Lo Automotive, Inc.                                   773,700
  297,200 a,dJacobson Stores, Inc.                                  2,414,750
  590,000   aKmart Corp.                                            8,038,750
  463,500   aLechters, Inc.                                         1,506,375
  192,000   aLittle Switzerland, Inc.                                 948,000
  401,200 a,dLuria (L.) & Son, Inc.                                   601,800
  450,000    Shopko Stores, Inc.                                    9,000,000
  330,500    Strawbridge & Clothier, Class A                        5,618,500
  608,800   aSyms Corp.                                             6,088,000
  396,500   dWolohan Lumber Co.                                     4,931,469
                                                                   ----------
                                                                   67,126,271
                                                                   ----------
             Technology  2.9%
  270,000 a,dAydin Corp.                                            2,902,500
  129,600   aCentigram Communications Corp.                         1,279,800
  355,500   aCherry Corp., Class A                                  3,732,750
  236,900   aCherry Corp., Class B                                  2,605,900
  832,600 a,dESCO Electronics Corp.                                 8,221,925
   17,300   aGovernment Technology Services, Inc.                      82,175
   46,410   aSilicon Graphics, Inc.                                   690,349
  100,000   aStandard Microsystems Corp.                              856,250
   87,500   aVideo Lottery Technologies, Inc.                         360,938
   77,000    Watkins-Johnson Co.                                    2,117,500
                                                                   ----------
                                                                   22,850,087
                                                                   ----------
             Textile & Apparel  4.3%
    8,200   aBrazos Sportswear, Inc.                                   78,925
  756,000 a,dChic By H.I.S., Inc.                                   4,914,000
1,400,000 a,dDelta Woodside Industries, Inc.                        8,050,000
  600,000 a,dDixie Yarns, Inc.                                      3,975,000
  285,100   dGaran, Inc.                                            5,345,625
             Textile & Apparel (cont.)
  850,000   dHaggar Corp.                                        $ 10,837,500
   88,900    Thomaston Mills, Inc., Class A                           966,788
                                                                   ----------
                                                                   34,167,838
                                                                   ----------
             Transportation  3.0%
  158,400   aAnuhco, Inc.                                           1,237,500
  392,100   dInternational Shipholding Corp.                        6,665,700
  684,900    Overseas Shipholding Group, Inc.                      12,156,975
  150,000    Petroleum Helicopters, Inc. - Non Voting               2,550,000
   53,100    Petroleum Helicopters, Inc. - Voting                     975,702
                                                                   ----------
                                                                   23,585,877
                                                                   ----------
             Utilities  1.3%
  900,000    Central Maine Power Co.                               10,012,500
                                                                   ----------
               Total Common Stocks (Cost $588,586,375)            651,111,147
                                                                   ----------
  FACE
 AMOUNT
--------
             Corporate Bonds  0.6%
$7,000,000   Hechinger Co., senior notes, 6.95%,
              10/15/03 (Cost $4,193,339)                            4,410,000
                                                                   ----------
               Total Long Term Investments (Cost $592,779,714)    655,521,147
                                                                   ----------
            cReceivables from Repurchase Agreements  17.7%
141,215,944  Joint Repurchase Agreement, 5.335%, 05/01/97
              (Maturity Value $139,623,631) (Cost $139,602,941)
              Aubrey G. Lanston & Co., Inc., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
              Barclays de Zoete Wedd Securities, Inc., (Maturity Value $13,547,215)
               Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
              Bear, Stearns & Co., Inc., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
              Chase Securities, Inc., (Maturity Value $7,879,776)
               Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
              Citicorp Securities, Inc., (Maturity Value $7,879,776)
               Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
              Daiwa Securities America, Inc., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
              Fuji Securities, Inc., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
              Sanwa Securities (USA) Co., L.P., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
              UBS Securities L.L.C., (Maturity Value $15,759,552)
               Collateral: U.S. Treasury Notes, 6.00% - 8.25%,
                           07/15/98 - 08/15/99                    139,602,941
                                                                   ----------
               Total Investments (Cost $732,382,655)  100.8%      795,124,088
               Liabilities in Excess of Other Assets  (0.8%)       (6,187,997)
                                                                   ----------
                    Net Assets  100%                             $788,936,091
                                                                   ==========



         At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $732,384,217 was as follows:
           Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost $ 95,416,422
           Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value (32,676,551)

           Net unrealized appreciation                           $ 62,739,871
                                                                   ==========



PORTFOLIO ABBREVIATIONS

L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership



aNon-income producing.
bSecurities traded in currency of country indicated and valued in U.S. dollars.
cFace amount for repurchase agreements is for the underlying collateral. See note
1(h) regarding joint repurchase agreement.
dSee note 6 regarding holdings of 5% voting securities.



   The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)

                                                                     VALUE
SHARES       Franklin MicroCap Value Fund                           (NOTE1)
--------------------------------------------------------------------------------
             Common Stocks  96.5%
             Banks & Thrifts  12.4%
   49,000    American National Bancorp, Inc.                        $ 704,375
   20,300   aCalumet Bancorp, Inc.                                    715,575
   35,000    FFD Financial Corp.                                      472,500
  116,000    Fidelity Financial of Ohio, Inc.                       1,537,000
    2,500   aFirst Financial Bancorp, Inc.                             40,000
   64,100    First Savings Bank of New Jersey                       1,522,375
      300    FirstFed Bancshares, Inc.                                  5,175
  167,000    GA Financial, Inc.                                     2,630,250
  100,000   aHF Bancorp, Inc.                                       1,412,500
    9,000    HF Financial Corp.                                       175,500
   10,100   aHallmark Capital Corp.                                   180,538
   51,700    Landmark Bancshares, Inc.                              1,014,613
   70,000    Little Falls Bancorp, Inc.                               918,750
      600    MidCity Financial Corp.                                1,839,000
   70,000   aQuaker City Bancorp, Inc.                              1,260,000
   56,250    Somerset Group, Inc.                                     843,750
   26,000    Troy Hill Bancorp, Inc.                                  549,900
   65,000   aWilshire Financial Services Group, Inc.                  877,500
                                                                   ----------
                                                                   16,699,301
                                                                   ----------
             Environmental Control  4.6%
  110,000   dEcology and Environment, Inc., Class A                   852,500
  546,000 a,dEmcon, Inc.                                            1,706,250
  147,000   aGZA GeoEnvironmental Technologies, Inc.                  431,813
  218,700   aHarding Lawson Associates Group                        1,483,070
  500,000 a,dRoy F. Weston, Inc., Class A                           1,625,000
                                                                   ----------
                                                                    6,098,633
                                                                   ----------
             Food  1.3%
      600    Genesee Corp., Class A                                    24,150
   36,000    Genesee Corp., Class B                                 1,449,000
   36,000    Orange-co, Inc.                                          274,500
                                                                   ----------
                                                                    1,747,650
                                                                   ----------
             Furniture & Homebuilders  7.5%
   18,800    Allen Organ Co., Class B                                 747,300
   36,000   aAmeriwood Industries International Corp.                 276,750
   46,000   aBaldwin Piano & Organ Co.                                615,250
   82,400   aBeazer Homes USA, Inc.                                 1,143,300
   38,800    Engle Homes, Inc.                                        367,995
  161,500   aM/I Schottenstein Homes, Inc.                          1,675,563
  360,000 a,dOriole Homes Corp., Class B                            2,790,000
   80,000    Pulaski Furniture Corp.                                1,280,000
  394,600 a,dRiver Oaks Furniture, Inc.                               789,200
   92,500   aWashington Homes, Inc.                                   370,000
                                                                   ----------
                                                                   10,055,358
                                                                   ----------
             Insurance - Life & Specialty  0.1%
    5,800    Guarantee Life Companies, Inc.                         $ 109,475
                                                                   ----------
             Insurance - Property & Casualty  10.5%
  150,000   aACMAT Corp., Class A                                   2,343,750
   39,000    American Indemnity Financial Corp.                       468,000
  159,000    Amwest Insurance Group, Inc.                           1,987,500
  170,000   aFarm Family Holdings, Inc.                             4,058,750
      500    Merchants Group, Inc.                                      9,375
  128,000    Meridian Insurance Group, Inc.                         1,728,000
    4,500    National Security Group, Inc.                             63,000
   50,000   aOld Guard Group, Inc.                                    693,750
   92,450   aProfessionals Insurance Company Management Group       2,080,125
   40,000   aSymons International Group, Inc.                         590,000
                                                                   ----------
                                                                   14,022,250
                                                                   ----------
             Manufacturing  17.0%
  356,300   aAmerican Pacific Corp.                                 2,405,025
   82,500 a,dArt's-Way Manufacturing Co., Inc.                        510,469
   22,000   aAstec Industries, Inc.                                   231,000
  106,000   aAthey Products Corp.                                     450,500
   76,000    Binks Manufacturing Co.                                3,087,500
   50,000   aContinental Materials Corp.                            1,050,000
   81,300   dEspey Manufacturing & Electronics Corp.                1,417,669
  138,000   aGehl Co.                                               1,397,250
  163,600    Green (A.P.) Industries, Inc.                          1,308,800
  195,000    Insteel Industries, Inc.                               1,486,875
  180,000   aKentucky Electric Steel, Inc.                            855,000
  101,000    Monarch Machine Tool Co.                                 782,750
  134,700 a,dMoore Products Co.                                     2,795,025
   51,300   aOroamerica, Inc.                                         256,500
   45,000    Pitt-Des Moines, Inc.                                  1,192,500
   23,500   aSteel of West Virginia, Inc.                             211,500
   77,500    TAB Products Co.                                         736,250
  265,500 a,dTemtex Industries, Inc.                                  813,094
  222,200    Treadco, Inc.                                          1,888,700
                                                                   ----------
                                                                   22,876,407
                                                                   ----------
             Miscellaneous  2.9%
  208,000 a,dAllstate Financial Corp.                               1,248,000
  238,300 a,dAmerican Physicians Service Group, Inc.                1,340,438
   16,000    Courier Corp.                                            288,000
   50,500   aCraig Corp.                                              833,250
   14,100   aVICORP Restaurants, Inc.                                 162,150
                                                                   ----------
                                                                    3,871,838
                                                                   ----------
             Natural Resources  1.2%
  230,000 a,dDevcon International Corp.                           $ 1,150,000
   23,600    Enex Resources Corp.                                     224,200
    4,900    Rochester & Pittsburgh Coal Co.                          222,950
                                                                   ----------
                                                                    1,597,150
                                                                   ----------
             Retail  18.3%
  250,000   aBertucci's, Inc.                                       1,375,000
  188,300   aButtrey Food and Drug Stores Co.                       1,482,863
  150,000    Cato Corp., Class A                                      693,750
   48,116   aCosmetic Center, Inc., Class A                           150,363
   95,500   aCrown Books Corp.                                      1,157,938
  150,000    DEB Shops, Inc.                                          665,625
   55,500   aDesigns, Inc.                                            270,563
  108,000    Fred's, Inc.                                           1,053,000
  320,000   aGantos, Inc.                                             650,016
  294,300   aGood Guys!, Inc.                                       1,765,800
  700,000   aHechinger Co., Class A                                 1,137,500
  809,800 a,dHi-Lo Automotive, Inc.                                 2,429,400
   17,000   aHomeland Holding Corp.                                   114,750
   86,900   aJacobson Stores, Inc.                                    706,063
  640,000   aLechters, Inc.                                         2,080,000
  320,000   aLittle Switzerland, Inc.                               1,580,000
   37,900   aLuria (L.) & Son, Inc.                                    56,850
  165,200   aS & K Famous Brands, Inc.                              1,672,650
   50,000   aSeaman Furniture Co.                                     956,250
  153,000   aShoe Carnival, Inc.                                      956,250
  171,100   aSpaghetti Warehouse, Inc.                                834,113
   98,800   aSyms Corp.                                               988,000
   20,500   aVillage Super Market, Inc., Class A                      181,938
  128,000    Wolohan Lumber Co.                                     1,591,997
    5,000    Zions Co-Op Mercantile Inst.                              63,438
                                                                   ----------
                                                                   24,614,117
                                                                   ----------
             Technology  7.9%
  133,000   aAerovox, Inc.                                            581,875
   30,600    Analysis & Technology, Inc.                              432,225
  210,000   aAydin Corp.                                            2,257,500
    4,400   aBel Fuse, Inc.                                            49,500
   15,400   aCentigram Communications Corp.                           152,075
  100,000   aDBA Systems, Inc.                                        500,000
   32,500   aDatron Systems, Inc.                                     300,625
  300,000   aGovernment Technology Services, Inc.                   1,425,000
  137,700   aSPACEHAB, Inc.                                           886,444
  326,000 a,dUniversal Electronics, Inc.                            1,793,000
  537,000 a,dVideo Lottery Technologies, Inc.                       2,215,125
                                                                   ----------
                                                                   10,593,369
                                                                   ----------
             Textiles & Apparel  6.3%
   72,000 a,eBibb Co.                                               $ 544,500
    6,900   aBrazos Sportswear, Inc.                                   66,413
  194,100   aChic By H.I.S., Inc.                                   1,261,650
  146,500 a,dConcord Fabrics, Inc., Class A                           915,625
  250,000   aDixie Yarns, Inc.                                      1,656,250
  120,500    Garan, Inc.                                            2,259,375
   95,600   aHampton Industries, Inc.                                 681,150
  103,800    Thomaston Mills, Inc., Class A                         1,128,825
                                                                   ----------
                                                                    8,513,788
                                                                   ----------
             Transportation  3.9%
  300,600   aAnuhco, Inc.                                           2,348,438
   10,000   aBoyd Brothers Transportation, Inc.                        55,000
    1,640   aCrowley Maritime Corp.                                 1,430,900
   64,500    Petroleum Helicopters, Inc. - Non Voting               1,096,500
   16,000    Petroleum Helicopters, Inc. - Voting                     294,000
                                                                   ----------
                                                                    5,224,838
                                                                   ----------
             Utilities  0.4%
    4,600    Citizens Electric Co.                                    136,850
   30,400    Maine Public Service Co.                                 357,200
                                                                   ----------
                                                                      494,050
                                                                   ----------
             Wholesale/Distribution  2.2%
  366,500 a,dAllou Health and Beauty, Inc., Class A                 2,153,188
   39,000    Noland Co.                                               809,250
                                                                   ----------
                                                                    2,962,438
                                                                   ----------
               Total Long Term Investments (Cost $122,899,618)    129,480,662
                                                                   ----------
  FACE
 AMOUNT
--------
            cReceivables from Repurchase Agreements  3.8%
$5,158,519    Joint Repurchase Agreement, 5.335%, 05/01/97
              (Maturity Value $5,100,153) (Cost $5,099,397)
               Aubrey G. Lanston & Co., Inc., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
               Barclays de Zoete Wedd Securities, Inc., (Maturity Value $494,850)
                Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
               Bear, Stearns & Co., Inc., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
               Chase Securities, Inc., (Maturity Value $287,831)
                Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
               Citicorp Securities, Inc., (Maturity Value $287,831)
                Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
               Daiwa Securities America, Inc., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
               Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
               Fuji Securities, Inc., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
               Sanwa Securities (USA) Co., L.P., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
               UBS Securities L.L.C., (Maturity Value $575,663)
                Collateral: U.S. Treasury Notes, 6.00% - 8.25%,
                            07/15/98 - 08/15/99                  $  5,099,397
                                                                   ----------
               Total Investments (Cost $127,999,015)  100.3%      134,580,059
               Liabilities in Excess of Other Assets  (0.3%)         (403,141)
                                                                   ----------
               Net Assets  100%                                  $134,176,918
                                                                   ==========



    At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $128,026,380 was as follows:
      Aggregate gross unrealized appreciation for all investments
       in which there was an excess of value over tax cost       $ 13,717,503
      Aggregate gross unrealized depreciation for all investments
       in which there was an excess of tax cost over value         (7,163,824)
                                                                   ----------
           Net unrealized appreciation                            $ 6,553,679
                                                                   ==========



PORTFOLIO ABBREVIATIONS

L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership



aNon-income producing. cFace amount for repurchase agreements is for the underlying collateral. See Note 1(h) regarding joint repurchase agreement.
dSee Note 6 regarding holdings of 5% voting securities.
eSee Note 7 regarding restricted securities.


FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)

                                                                      VALUE
SHARES       Franklin Value Fund                                     (NOTE1)
--------------------------------------------------------------------------------
             Common Stocks  95.9%
             Banks & Thrifts  4.9%
   16,750    BankAtlantic Bancorp, Inc. , Class A                   $ 199,944
    7,000    BankAtlantic Bancorp, Inc. , Class B                      85,750
   13,100    Bank Plus Corp.                                          129,363
    2,000    Fidelity Financial of Ohio, Inc.                          26,500
   30,000   aFlagstar Bancorp, Inc.                                   393,750
    5,000    GA Financial, Inc.                                        78,750
   16,000   aMatrix Capital Corp.                                     182,000
    4,500   aRedFed Bancorp, Inc.                                      59,063
                                                                   ----------
                                                                    1,155,120
                                                                   ----------
             Builders & Building Products  11.4%
    5,300   aAmerican Buildings Co.                                   137,800
   23,000   aBeazer Homes USA, Inc.                                   319,125
   10,100   aBelmont Homes, Inc.                                       75,750
    3,900    Butler Manufacturing Co.                                 129,675
   21,000    Coachmen Industries, Inc.                                359,625
   53,000    D.R. Horton, Inc.                                        516,750
   82,000   aMorgan Products, Ltd.                                    625,250
    2,600    Patrick Industries, Inc.                                  34,450
   27,000    Ryland Group, Inc.                                       313,875
    7,000   aU.S. Home Corp.                                          172,375
                                                                   ----------
                                                                    2,684,675
                                                                   ----------
             Financial Services  4.8%
    9,000    EVEREN Capital Corp.                                     212,625
   17,900   aHomeSide, Inc.                                           286,400
    6,500    Lehman Brothers Holdings, Inc.                           220,188
   30,000   aWilshire Financial Services Group, Inc.                  405,000
                                                                   ----------
                                                                    1,124,213
                                                                   ----------
             Food  2.5%
    8,700    Nash Finch Co.                                           153,338
   27,700    Schultz Sav-O Stores, Inc.                               443,200
                                                                   ----------
                                                                      596,538
                                                                   ----------
             Health Care  3.1%
   60,000   aMatrix Pharmaceutical, Inc.                              345,000
   13,400    West Company, Inc.                                       373,525
                                                                   ----------
                                                                      718,525
                                                                   ----------
             Insurance - Life & Specialty  2.6%
   15,300    ALLIED Life Financial Corp.                              248,625
    1,600    American National Insurance Co.                          124,000
    3,500    FBL Financial Group, Inc., Class A                        87,938
   10,200    Presidential Life Corp.                                  146,625
                                                                   ----------
                                                                      607,188
                                                                   ----------
             Insurance - Property & Casualty  11.1%
    7,800   aFarm Family Holdings, Inc.                             $ 186,225
    3,900    Financial Security Assurance Holdings Ltd.               126,263
    3,100    GCR Holdings, Ltd.                                        67,038
   38,900    Guaranty National Corp.                                  739,100
      800    Harleysville Group, Inc.                                  25,550
    6,000    Leucadia National Corp.                                  182,250
   18,000    MMI Companies, Inc.                                      393,750
   12,700   aProfessional Insurance Company Management Group          285,750
    4,500    RLI Corp.                                                145,688
    3,700   bScor (France)                                            144,502
   20,000   aSymons International Group, Inc.                         295,000
                                                                   ----------
                                                                    2,591,116
                                                                   ----------
             Manufacturing  20.4%
   20,400   aAmerican Pacific Corp.                                  137,700
    3,100    Ameron International Corp.                               151,513
   12,000   aAstec Industries, Inc.                                  126,000
   14,500    Astro-Med, Inc.                                          126,875
   10,000    Binks Manufacturing Co.                                  406,250
    2,000    Carpenter Technology Corp.                                81,250
   19,000    Commercial Intertech Corp.                               225,625
    4,200   aDONCASTERS                                               94,500
   22,000    Durco International, Inc. PLC, Sponsored ADR             547,250
   81,100   aEkco Group, Inc.                                        385,225
    8,800    Flexsteel Industries, Inc.                                92,400
   15,000   aGehl Co.                                                151,875
   11,200   aGlobal Industrial Technologies, Inc.                    204,400
   37,700    Haskel International, Inc., Class A                      344,013
   38,000    JLG Industries, Inc.                                     475,000
   18,300    Oshkosh Truck Corp., Class B                             194,438
   15,500    Schweitzer-Manduit International, Inc.                   505,688
   75,500    United Industrial Corp.                                  537,938
                                                                   ----------
                                                                    4,787,940
                                                                   ----------
             Miscellaneous  7.3%
   18,900   aAllou Health and Beauty, Inc., Class A                   111,038
   10,500   aAmerican Physicians Service Group, Inc.                   59,063
   60,000   aAztar Corp.                                              390,000
    4,700   aDevon Group, Inc.                                        132,775
   51,000    Ennis Business Forms                                     510,000
    2,000    The Rouse Co.                                             54,250
   21,100    Unicom Corp.                                             458,925
                                                                   ----------
                                                                    1,716,051
                                                                   ----------
             Natural Resources  4.3%
    1,000   aAtwood Oceanics, Inc.                                     61,250
   18,000    Oil-Dri Corporation of America                           288,000
    2,500    Rochester & Pittsburgh Coal Co.                          113,750
             Natural Resources (cont.)
   50,000   aValley National Gases, Inc.                            $ 406,250
    8,000    Wiser Oil Co.                                            133,000
                                                                   ----------
                                                                    1,002,250
                                                                   ----------
             Retail  6.3%
    2,300   aAPS Holding Corp., Class A                                21,850
  100,000    Cato Corp., Class A                                      462,500
   17,500    Haverty Furniture Co., Inc.                              192,500
  100,000   aHechinger Co., Class A                                   162,500
   31,000   aLittle Switzerland, Inc.                                 153,063
   12,000   aS & K Famous Brands, Inc.                                121,500
    4,700    Stanhome, Inc.                                           142,175
   22,500   aSyms Corp.                                               225,000
                                                                   ----------
                                                                    1,481,088
                                                                   ----------
             Steels & Base Metals  5.2%
   32,000    Commonwealth Industries ,Inc.                            552,000
   36,500   aKeystone Consolidated Industries, Inc.                   328,500
   25,000    LTV Corp.                                                328,125
                                                                   ----------
                                                                    1,208,625
                                                                   ----------
             Technology  7.6%
    8,200    Analysis & Technology, Inc.                              115,825
   15,600   aAydin Corp.                                              167,700
    7,000   aCognex Corp.                                             172,375
   43,000   aESCO Electronics Corp.                                   424,625
   16,000   aSilicon Graphics, Inc.                                   238,000
   51,900   aSPACEHAB, Inc.                                           334,106
   21,000   aSpectralink Corp.                                         73,500
    8,000   aSynopsys, Inc.                                           255,000
                                                                   ----------
                                                                    1,781,131
                                                                   ----------
             Textile & Apparel  0.6%
   20,000   aChic By H.I.S., Inc.                                     130,000
                                                                   ----------
             Transportation  3.8%
   64,800   aFritz Companies, Inc.                                    554,850
   17,050    Kenan Transport Co.                                      336,738
                                                                   ----------
                                                                      891,588
                                                                   ----------
               Total Common Stocks (Cost $21,891,325)              22,476,048
                                                                   ----------

  FACE
 AMOUNT
--------
             Corporate Bonds  1.3%
 $500,000    Hechinger Co., senior notes, 6.95%, 10/15/03
             (Cost $294,198)                                          315,000
                                                                   ----------
              Total Long Term Investments (Cost $22,185,523)       22,791,048
                                                                   ----------
            cReceivables from Repurchase Agreements 2.7%
 $654,222    Joint Repurchase Agreement, 5.335%, 05/01/97
              (Maturity Value $646,584) (Cost $646,488)
              Aubrey G. Lanston & Co., Inc., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
              Barclays de Zoete Wedd Securities, Inc., (Maturity Value $62,737)
               Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
              Bear, Stearns & Co., Inc., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
              Chase Securities, Inc., (Maturity Value $36,490)
               Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
              Citicorp Securities, Inc., (Maturity Value $36,490)
               Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
              Daiwa Securities America, Inc., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
              Fuji Securities, Inc., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
              Sanwa Securities (USA) Co., L.P., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
              UBS Securities L.L.C., (Maturity Value $72,981)
               Collateral: U.S. Treasury Notes, 6.00% - 8.25%,
                           07/15/98 - 08/15/99                     $  646,488
                                                                   ----------
               Total Investments (Cost $22,832,011)  99.9%         23,437,536
               Other Assets & Liabilities, Net  0.1%                    6,057
                                                                   ----------
               Net Assets  100.0%                                $ 23,443,593
                                                                   ==========



         At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $22,832,011 was as follows:
           Aggregate gross unrealized appreciation for all investments in which
            there was an excess of value over tax cost            $ 1,735,012
                                                                   ----------
           Aggregate gross unrealized depreciation
            for all investments in which
            there was an excess of tax cost over value             (1,129,487)
                                                                   ----------
           Net unrealized appreciation                              $ 605,525
                                                                   ==========



PORTFOLIO ABBREVIATIONS
L.L.C.      -     Limited Liability Corp.
L.P. -Limited Partnership



aNon-income producing.
bSecurities traded in currency of country indicated and valued in U.S. dollars.
cFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(h) regarding joint repurchase agreement.



   The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 1997 (unaudited)


                                         Balance Sheet     MicroCap
                                        Investment Fund   Value Fund   Value Fund
                                        -----------------------------------------
Assets:
 Investments in securities:
  At cost - unaffiliated issuers          $440,029,702  $ 93,162,944  $22,185,523
  At cost - affiliated issuers             152,750,012    29,736,674           --
                                          =======================================
  At value - unaffiliated issuers          507,840,077   102,936,679   22,791,048
  At value - affiliated issuers            147,681,070    26,543,983           --
 Receivables from repurchase agreements,
  at value and cost                        139,602,941     5,099,397      646,488
 Cash                                          357,338        34,463       38,688
 Receivables:
  Dividends and interest                       347,255        15,195       23,792
  Investment securities sold                   956,722       261,108      386,962
  From affiliates                                   --            --       15,649
  Capital shares sold                        1,296,988       304,688       76,903
 Other assets                                       --            --        2,300
                                          ---------------------------------------
       Total assets                        798,082,391   135,195,513   23,981,830
                                          ---------------------------------------
Liabilities:
 Payables:  Investment securities purchased  7,386,699       368,203      489,280
  Capital shares repurchased                   143,657       476,646        4,452
  Management fees                              313,182        83,455       12,462
  Distribution fees                            863,634        80,245       20,464
  Shareholder servicing costs                   29,134         1,868        1,115
 Accrued expenses and other liabilities        409,994         8,178       10,464
                                          ---------------------------------------
      Total liabilities                      9,146,300     1,018,595      538,237
                                          ---------------------------------------
Net assets, at value                      $788,936,091  $134,176,918  $23,443,593
                                          =======================================
Net assets consist of:
 Undistributed net investment income       $ 1,004,158           $--          $--
 Accumulated distributions in excess
  of net investment income                          --      (100,198)      (2,737)
 Net unrealized appreciation on investments 62,741,433     6,581,044      605,525
 Accumulated net realized gain from
  investments                               37,028,642     3,101,106      518,133
 Class I capital shares                    688,161,858   124,594,966   18,907,128
 Class II capital shares                            --            --    2,702,150
 Advisor Class capital shares                       --            --      713,394
                                          ---------------------------------------
Net assets, at value                      $788,936,091  $134,176,918  $23,443,593
                                          =======================================


                                         Balance Sheet     MicroCap
                                        Investment Fund   Value Fund   Value Fund
                                        -----------------------------------------
Class I shares:
 Net assets, at value                     $788,936,091   $134,176,918 $20,040,790
                                          =======================================
 Shares outstanding                         26,991,233      7,131,380   1,060,901
                                          =======================================
 Net asset value per share*                     $29.23         $18.82      $18.89
                                          =======================================
Class II shares:
 Net assets, at value                               --             --  $2,708,697
                                          =======================================
 Shares outstanding                                 --             --     143,612
                                          =======================================
 Net asset value per share*                         --             --      $18.86
                                          =======================================
Advisor Class shares:
 Net assets, at value                               --             --   $ 694,106
                                          =======================================
 Shares outstanding                                 --             --      36,739
                                          =======================================
 Net asset value per share                          --             --      $18.89
                                          =======================================


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



     The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Financial Statements (continued)

Statements of Operations
for the six months ended April 30, 1997 (unaudited)

                                             Balance Sheet    MicroCap
                                            Investment Fund  Value Fund  Value Fund
                                            ---------------------------------------
Investment income:
 Dividends - unaffiliated issuers             $ 4,411,312    $ 497,262    $112,056
 Dividends - affiliated issuers                 1,041,758       17,600          --
 Interest                                       3,591,135      384,236      31,693
                                            --------------------------------------
      Total income                              9,044,205      899,098     143,749
                                            --------------------------------------
Expenses:
 Management fees (Note 5)                       1,788,020      488,158      58,573
 Distribution fees Class I (Note 5)             1,620,845      141,885      20,489
 Distribution fees Class II (Note 5)                   --           --       6,744
 Shareholder servicing costs (Note 5)             260,646       74,586       7,198
 Reports to shareholders                          108,288       16,378       9,189
 Registration and filing fees                     104,139       44,070      16,148
 Professional fees                                 21,163        8,692       1,399
 Trustees' fees and expenses (Note 5)              14,940        2,547       1,312
 Custodian fees                                     2,562          495          78
 Other                                              5,443        6,502       5,148
 Management fees waived by manager (Note 5)            --           --     (20,893)
                                            --------------------------------------
      Total expenses                            3,926,046      783,313     105,385
                                            --------------------------------------
      Net investment income                     5,118,159      115,785      38,364
                                            --------------------------------------
Realized and unrealized gain
 from investments and foreign currency:
 Net realized gain from:
  Investments                                  37,341,811    3,101,271     510,063
  Foreign currency transactions                     2,092           --          26
 Net unrealized appreciation from investments  20,014,103    2,154,532     292,378
                                            --------------------------------------
Net realized and unrealized gain from
 investments and foreign currencies            57,358,006    5,255,803     802,467
                                            --------------------------------------
Net increase in net assets resulting
 from operations                              $62,476,165   $5,371,588    $840,831
                                            ======================================



   The accompanying notes are an integral part of these financial statements.


FRANKLIN VALUE INVESTORS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended April 30, 1997 (unaudited) and the year ended October 31, 1996

                                        Balance Sheet Investment Fund         MicroCap Value Fund               Value Fund
                                        --------------------------------------------------------------------------------------------
                                        Six months        Year ended      Six months      Year ended*     Six months    Year ended**
                                        ended 4/30/97      10/31/96      ended 4/30/97     10/31/96      ended 4/30/97    10/31/96
                                        --------------------------------------------------------------------------------------------
Increase in net assets:
Operations:
 Net investment income                 $ 5,118,159        $ 9,544,326     $ 115,785       $ 723,299       $ 38,364      $ 14,719
 Net realized gain from invest-
 ments and foreign currency
 transactions                           37,343,903         53,678,790     3,101,271       2,640,347        510,089       209,875
 Net unrealized appreciation on
 investments                            20,014,103         19,022,910     2,154,532       4,426,512        292,378       313,147
                                        --------------------------------------------------------------------------------------------
     Net increase in net assets
 resulting from operations              62,476,165         82,246,026     5,371,588       7,790,158        840,831       537,741
Distributions to shareholders from:
 Undistributed net investment income:
  Class I                               (5,304,762)        (8,792,315)     (342,437)       (496,647)       (37,653)      (13,553)
  Class II                                      --                 --            --              --             --            --
  Advisor Class                                 --                 --            --              --         (1,364)           --
 In excess of net investment income:
  Class I                                       --                 --      (100,198)             --         (2,478)           --
  Advisor Class                                 --                 --            --              --           (259)           --
 Accumulated net realized capital
 gains:
   Class I                             (53,995,964)       (17,015,078)   (2,640,512)             --       (192,201)           --
   Class II                                     --                 --            --              --        (10,143)           --
Increase in net assets from capital
 share transactions (Note 2)           128,758,527        213,023,960    12,224,771     112,370,195     14,585,087     7,737,585
                                        --------------------------------------------------------------------------------------------
      Net increase in net assets       131,933,966        269,462,593    14,513,212     119,663,706     15,181,820     8,261,773
Net assets:
 Beginning of period                   657,002,125        387,539,532   119,663,706              --      8,261,773            --
                                        --------------------------------------------------------------------------------------------
 End of period                        $788,936,091       $657,002,125  $134,176,918    $119,663,706    $23,443,593    $8,261,773
                                        ============================================================================================
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) included
 in net assets:
  Beginning of period                  $ 1,188,669          $ 440,663     $ 226,652             $--          $ 627           $--
                                        ============================================================================================
  End of period                        $ 1,004,158        $ 1,188,669    $ (100,198)      $ 226,652       $ (2,737)        $ 627
                                        ============================================================================================


*For the period December 12, 1995 (effective date) to October 31, 1996.
**For the period March 11, 1996 (effective date) to October 31, 1996.



     The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust's shares are offered in three different Series (the Funds) with each Fund, in effect, representing a separate fund and each of the Funds maintaining a totally separate investment portfolio. The investment objective of the Funds is capital growth and income.

The Value Fund offers three classes of shares, Class I, Class II and Advisor Class. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Advisor Class shares began January 1, 1997.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the investment manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Joint Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund, to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.

2. TRUST SHARES

At April 30, 1997, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Funds' shares for the six months ended April 30, 1997 and the year ended October 31, 1996, were as follows:


                                             Balance Sheet                  MicroCap
                                            Investment Fund                Value Fund*             Value Fund**
                                        ------------------------------------------------------------------------------
                                        Shares       Amount           Shares        Amount      Shares       Amount
                                        ------------------------------------------------------------------------------
Class I Shares:
Six months ended April 30, 1997
Shares sold                            4,933,965   $145,453,505     1,043,899    $ 19,998,993   757,214    $14,600,978
Shares issued in reinvestment
 of distributions                      1,836,036     51,638,304       148,108       2,750,368    11,851        216,261
Shares redeemed                       (2,314,242)   (68,333,282)     (548,927)    (10,524,590) (164,571)    (3,215,799)
                                        ------------------------------------------------------------------------------
Net increase                           4,455,759   $128,758,527       643,080    $ 12,224,771   604,494    $11,601,440
                                        ==============================================================================
Year ended October 31, 1996
Shares sold                           11,153,902   $306,981,566     6,856,466    $118,962,310   498,882    $ 7,986,201
Shares issued in reinvestment
 of distributions                        814,937     21,999,091        24,443         435,536       737         12,020
Shares redeemed                       (4,146,493)  (115,956,697)     (392,609)     (7,027,651)  (43,212)      (692,533)
                                        ------------------------------------------------------------------------------
Net increase                           7,822,346   $213,023,960     6,488,300    $112,370,195   456,407    $ 7,305,688
                                        ==============================================================================


*For the six months ended 4/30/97 and the period December 12, 1995 (effective date) to October 31, 1996.
**For the six months ended 4/30/97 and the period March 11, 1996 (effective date) to October 31, 1996.


2. TRUST SHARES (cont.)
                                                               Value Fund
                                                          --------------------
                                                          Shares        Amount
                                                         --------     ---------
Class II Shares:
Six months ended April 30, 1997
Shares sold                                               118,763    $2,279,848
Shares issued in reinvestment of distributions                446         8,061
Shares redeemed                                              (915)      (17,656)
                                                         ----------------------
Net increase                                              118,294    $2,270,253
                                                         ======================
Year ended October 31, 1996***
Shares sold                                                25,854     $ 440,955
Shares redeemed                                              (536)       (9,058)
                                                         ----------------------
Net increase                                               25,318     $ 431,897
                                                         ======================
Advisor Class:
Six months ended April 30, 1997****
Shares sold                                                51,123     $ 994,973
Shares issued in reinvestment of distributions                 69         1,364
Shares redeemed                                           (14,453)     (282,943)
                                                         ----------------------
Net increase                                               36,739     $ 713,394
                                                         ======================


***For the period September 1,1996 (effective date of Class II) to October 31, 1996.

****For the period January 1, 1997 (effective date of Advisor Class) to April 30, 1997.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had accumulated net realized gains as follows:

                              Balance Sheet        MicroCap
                             Investment Fund      Value Fund          Value Fund
--------------------------------------------------------------------------------
Accumulated net
 realized gains              $53,990,900          $2,663,816           $210,414


For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at April 30, 1997 in the Balance Sheet Investment Fund by $1,562 and $27,365 in the MicroCap Value Fund.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period ended April 30, 1997, were as follows:

                    Balance Sheet       MicroCap
                   Investment Fund     Value Fund        Value Fund
--------------------------------------------------------------------------------
Purchases           $159,067,646       $45,664,177      $16,314,625

Sales               $ 93,078,569       $ 9,597,112      $ 2,426,545


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisory Services, Inc. (Advisory) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed daily on the net assets of each Fund as follows:

Balance Sheet
Investment Fund
Annualized Fee Rate     Daily Net Assets
--------------------------------------------------------------------------------
  0.625%                First $100 million
  0.500%                Over $100 million, up to and including $250 million
  0.450%                Over $250 million, up to and including $10 billion
                        Fees are further reduced on net assets over $10 billion.

 MicroCap
Value Fund
Annualized Fee Rate
--------------------------------------------------------------------------------
  0.750%                Daily net assets


Value Fund
Annualized Fee Rate     Daily Net Assets
--------------------------------------------------------------------------------
  0.750%                First $500 million
  0.625%                Over $500 million, up to and including $1 billion
  0.500%                Over $1 billion

Advisory agreed in advance to waive a portion of its management fees for the Value Fund, as noted in the Statement of Operations, in an effort to minimize the Value Fund's expenses for the six months ended April 30, 1997.

Under an agreement with Advisory, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisory and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended April 30, 1997, aggregated $342,430, all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Balance Sheet Investment Fund, MicroCap Value Fund and Value Fund will reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.50%, 0.25% and 0.35% per annum, respectively, for Class I, and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of each Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $1,789,963 for the six months ended April 30, 1997.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers and any applicable contingent deferred sales charges (CDSC), for the six months ended April 30, 1997 were as follows:

                         Balance Sheet       MicroCap
                        Investment         Fund Value Fund       Value Fund
--------------------------------------------------------------------------------
Class I
Total commissions
 received                $604,414             $529,410            $152,386
Paid to other dealers    $938,908             $638,624            $185,246

Class II
Total commissions
 received, including
 CDSC                       $  --                $  --            $ 21,499
Paid to other dealers       $  --                $  --            $ 42,754
CDSC                        $  --                $  --                $ 19


d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, FT Services, Advisory, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At April 30, 1997, Resources owned 5.51% of the Value Fund.


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

Investments in portfolio issuers, 5% or more whose outstanding voting securities are held by the Funds, are defined in the Investment Company Act of 1940 as affiliated issuers. The Funds had investments in such affiliated issuers at April 30, 1997, as follows:


                                         Balance of       Gross         Gross     Balance of                    Dividend Income
                                         Shares Held     Purchases    Sales and   Shares Held       Value       Nov. 1, 1996 -
Name of Issuer:                         Oct. 31, 1996  and Additions Reductions  Apr. 30, 1997  Apr. 30, 1997   Apr. 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET INVESTMENT FUND
ACMAT Corp., Class A                       295,000           --           --        295,000     $ 4,609,375            --
American Pacific Corp.                     370,400       50,700           --        421,100       2,842,425            --
Aydin Corp.                                209,500       60,500           --        270,000       2,902,500            --
Buttrey Food and Drug Stores Co.           467,700           --           --        467,700       3,683,138            --
Chic By H.I.S., Inc.                       756,000           --           --        756,000       4,914,000            --
Cochrane Furniture, Inc.                    45,000                    45,000             --               *            --

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (cont.)

                                         Balance of       Gross         Gross     Balance of                    Dividend Income
                                         Shares Held     Purchases    Sales and   Shares Held       Value       Nov. 1, 1996 -
Name of Issuer:                         Oct. 31, 1996  and Additions Reductions  Apr. 30, 1997  Apr. 30, 1997   Apr. 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

Balance Sheet Investment Fund (cont.)
Commonwealth Industries, Inc.              675,500           --           --        675,500               *            --
Crown Central Petroleum, Class B           500,000           --           --        500,000     $ 5,875,000            --
Delta Woodside Industries, Inc.          1,385,200       14,800           --      1,400,000       8,050,000            --
Dixie Yarns, Inc.                          600,000           --           --        600,000       3,975,000            --
Ecology and Environment, Inc., Class A     260,000           --           --        260,000       2,015,000     $  41,600
Enex Resources Corp.                       104,500           --           --        104,500         992,750        15,675
ESCO Electronics Corp.                     498,000      334,600           --        832,600       8,221,925            --
Fidelity Bancorp, Inc.                     144,500           --           --        144,500       2,709,375        23,120
First Financial Bancorp, Inc.               24,000           --           --         24,000         384,000            --
Fred's, Inc.                               670,600       40,400           --        711,000       6,932,250        68,500
Garan, Inc.                                267,300       17,800           --        285,100       5,345,625       163,940
Good Guys!, Inc.                           500,000      240,000        2,500        742,500       4,425,000            --
Green (A.P.) Industries, Inc.              400,900       23,200           --        424,100       3,392,800        32,072
Haggar Corp.                               800,000       50,000           --        850,000      10,837,500        40,000
Insteel Industries, Inc.                   424,800       20,200           --        445,000       3,393,125        53,400
International Shipholding Corp.            309,800       82,300           --        392,100       6,665,700        42,869
Jacobson Stores, Inc.                      297,200           --           --        297,200       2,414,750            --
Luria (L.) & Son, Inc.                     401,200           --           --        401,200         601,800            --
Matrix Service Co.                         498,000           --       69,000        429,000               *            --
Merchants Group, Inc.                      254,500        2,600           --        257,100       4,820,625        25,450
Monarch Machine Tool Co.                   250,000           --           --        250,000       1,937,500        25,000
Nash Finch Co.                             600,000        6,900           --        606,900      10,696,613       236,691
Oshkosh Truck Corp., Class B               483,000           --           --        483,000       5,131,875       120,750
Pitt-Des Moines, Inc.                       18,900      156,600           --        175,500       4,650,750        33,413
Pulaski Furniture Corp.                    192,000           --           --        192,000       3,072,000        65,280
Super Food Services, Inc.                  886,500           --      886,500             --               *            --
PXRE Corp.                                 405,000       20,700           --        425,700               *            --
U.S. Home Corp.                            547,900      152,900           --        700,800      17,257,200            --
Wolohan Lumber Co.                         385,500       11,000           --        396,500       4,931,469        53,998
                                                                                                -------------------------
      Total Affiliated Issuers                                                                 $147,681,070    $1,041,758
                                                                                                =========================
MicroCap Value Fund
Allou Health and Beauty, Inc., Class A     234,600      131,900           --        366,500     $ 2,153,188            --
Allstate Financial Corp.                   127,000       81,000           --        208,000       1,248,000            --
American Physicians Service Group, Inc.    230,000        8,300           --        238,300       1,340,438            --
Art's-Way Manufacturing Co., Inc.           82,500           --           --         82,500         510,469            --
Concord Fabrics, Inc., Class A              23,900      122,600           --        146,500         915,625            --
Devcon International Corp.                 153,000       77,000           --        230,000       1,150,000            --
Ecology and Environment, Inc., Class A     109,600          400           --        110,000         852,500     $  17,600
Emcon, Inc.                                305,000      241,000           --        546,000       1,706,250            --
Espey Manufacturing & Electronics Corp.     54,800       27,100           --         81,300       1,417,669            --
Hi-Lo Automotive, Inc.                     752,000       57,800           --        809,800       2,429,400            --

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (cont.)

                                         Balance of       Gross         Gross     Balance of                    Dividend Income
                                         Shares Held     Purchases    Sales and   Shares Held       Value       Nov. 1, 1996 -
Name of Issuer:                         Oct. 31, 1996  and Additions Reductions  Apr. 30, 1997  Apr. 30, 1997    Apr. 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

MicroCap Value Fund (cont.)
Moore Products Co.                         134,700           --           --        134,700     $ 2,795,025            --
Oriole Homes Corp., Class B                360,000           --           --        360,000       2,790,000            --
River Oaks Furniture, Inc.                 334,400       60,200           --        394,600         789,200            --
Roy F. Weston, Inc., Class A               245,000      255,000           --        500,000       1,625,000            --
Temtex Industries, Inc.                    265,500           --           --        265,500         813,094            --
Universal Electronics, Inc.                     --      326,000           --        326,000       1,793,000            --
Video Lottery Technologies, Inc.           526,900       20,100       10,000        537,000       2,215,125            --
                                                                                                -------------------------
      Total Affiliated Issuers                                                                 $ 26,543,983      $ 17,600
                                                                                                =========================
*As of April 30, 1997 no longer an affiliate.

7. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Trust may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such a sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Trust values these restricted securities as disclosed in Note 1. At April 30, 1997, the MicroCap Value Fund held the following restricted security representing 0.4% of the Fund's net assets:

Shares      Security      Acquisition Date        Cost       Value
--------------------------------------------------------------------------------
72,000      Bibb Co.      10/16/96 - 10/24/96    $596,874   $544,500


8. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period by Fund, are as follows:


                      Per Share Operating Performance                                  Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Ratio of
                                                                                                    Expenses
                                                                                                   to Average
                                                                                                       Net     Ratio
                        Net                                                                          Assets   of Net
         Net           Real-           Distri- Distri-                                     Ratio    (before   Invest-
        Asset          ized &   Total  butions butions            Net               Net     of        fee      ment
      Value at        Unreal-   From    From    From             Asset            Assets  Expenses   waiver   Income   Port-  Aver-
       Begin-   Net    ized    Invest-   Net    Real-            Value            at End  to Aver-   and ex-    to     folio  age
        ning  Invest- Gain on   ment   Invest-  ized     Total  at End              of      age     pense re- Average  Turn- Commis-
Period   of    ment   Securi-  Opera-   ment   Capital  Distri-   of    Total     Period    Net     duction)    Net    over   sion
Ended  Period Income   ties    tions   Income   Gains   butions Period Return++ (in 000's) Assets (see Note 5) Assets  Rate  Rate**
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Investment Fund
1992   $15.54  $.53   $1.830  $2.360  $(.530)    $ --  $ (.530) $17.37   15.51%  $  5,149     --%+    2.60%    3.16%  30.86%   --
1993    17.37   .39    6.260   6.650   (.430)   (.620)  (1.050)  22.97   37.78     22,317     --+     1.85     1.89   31.36    --
1994    22.97   .23     .510    .740   (.260)   (.770)  (1.030)  22.68    3.42    134,255   1.19+     1.34     0.99   24.96    --
1995    22.68   .30    3.980   4.280   (.270)   (.350)   (.620)  26.34   19.32    387,540   1.17      1.17     1.30   28.63    --
1996    26.34   .47    3.846   4.316   (.442)  (1.064)  (1.506)  29.15   16.93    657,002   1.08      1.08     1.69   35.46  0.0453
19971   29.15   .20    2.460   2.660   (.220)  (2.360)  (2.580)  29.23    9.48    788,936   1.06*     1.06*    1.39*  15.10  0.0435

8. FINANCIAL HIGHLIGHTS (cont.)

                      Per Share Operating Performance                                  Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Ratio of
                                                                                                    Expenses
                                                                                                   to Average
                                                                                                       Net     Ratio
                        Net                                                                          Assets   of Net
         Net           Real-           Distri- Distri-                                     Ratio    (before   Invest-
        Asset          ized &   Total  butions butions            Net               Net     of        fee      ment
      Value at        Unreal-   From    From    From             Asset            Assets  Expenses   waiver   Income   Port-  Aver-
       Begin-   Net    ized    Invest-   Net    Real-            Value            at End  to Aver-   and ex-    to     folio  age
        ning  Invest- Gain on   ment   Invest-  ized     Total  at End              of      age     pense re- Average  Turn- Commis-
Period   of    ment   Securi-  Opera-   ment   Capital  Distri-   of    Total     Period    Net     duction)    Net    over   sion
Ended  Period Income   ties    tions   Income   Gains   butions Period Return++ (in 000's) Assets (see Note 5) Assets  Rate  Rate**
------------------------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund:
19962  $15.00  $.14   $3.410  $3.550  $(.110)   $ --   $ (.110) $18.44   23.72%  $119,664   1.24%*    1.24%*   1.28%* 14.15% 0.0476
19971   18.44   .02     .829    .849   (.067)   (.402)   (.469)  18.82+++ 4.64    134,177   1.20*     1.20*    0.18*   8.26  0.0427
Franklin Value Fund:
Class I Shares:
19963   15.00   .05    2.150   2.200   (.050)     --     (.050)  17.15   14.69      7,828   1.35*+    2.87*    0.57*  35.52  0.0464
19971   17.15   .05    2.117   2.167   (.058)   (.369)   (.427   18.89   12.74     20,041   1.29*+    1.56*    0.55*  15.75  0.0469
Class II Shares:
19964   16.38   .01     .757    .763   (.007)     --     (.007)  17.14    4.68        434   2.00*+    3.52*    (.08)* 32.52  0.0464
19971   17.14  (.01)   2.099   2.089     --     (.369)   (.369)  18.86   12.28      2,709   2.00*+    2.27*    (.18)* 15.75  0.0469
Advisor Class Shares:
19975   18.75   .04     .145    .185   (.045)     --     (.045)  18.89    0.97        694   1.00*+    1.27*     .81*  15.75  0.0469

1For the six months ended April 30, 1997.

2For the period December 12, 1995 (effective date) to October 31, 1996.

3For the period March 11, 1996 (effective date) to October 31, 1996.

4For the period September 1, 1996 (effective date) to October 31, 1996.

5For the period January 1, 1997 (effective date) to April 30, 1997.

+During the period  indicated,  Advisory agreed in advance to waive all or a portion of its management fees and pay all or a portion of the other expenses incurred.

++Total return measures the change in value of an investment over the period  indicated.  It is not annualized.  It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes  reinvestment of dividends and capital gains at net asset value.  Prior to May 1, 1994,  dividends were reinvested at the maximum  offering price, and capital gains at net asset value.  Effective May 1, 1994, with the  implementation of the 12b-1  distribution plans for Class I, the sales charge on reinvested dividends were eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.

+++The Net Asset Value differs from the Net Asset Value used to process  shareholder  activity as of the reporting date,  which does not include market  adjustment for portfolio  trades made on that date.  These  adjustments  are generally  accounted for on the day following the trade date.

*Annualized.

**Represents the average broker  commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.